As filed with the Securities and Exchange Commission on March 22, 2002

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

MUNIYIELD FLORIDA INSURED FUND
MUNIYIELD PENNSYLVANIA INSURED FUND
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND, INC.

P.O. BOX 9011 Princeton, New Jersey 08543-9011

(Name of Registrant as Specified In Its Charter)

SAME AS ABOVE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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MUNIYIELD FLORIDA INSURED FUND
MUNIYIELD PENNSYLVANIA INSURED FUND
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND, INC.
P.O. BOX 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

April 25, 2002

To the Stockholders:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the “Meeting”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, April 25, 2002 at the time specified in Exhibit A hereto for the following purposes:

(1)	To elect members of the Board of Directors/Trustees of each Fund to serve for the ensuing year;

(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors/Trustees (each, a “Board”) of each Fund has fixed the close of business on February 28, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after April 11, 2001, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of the respective Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor Georgeson Shareholder at 1-800-645-4519.

By	Order of the Boards of Directors/Trustees

ST	EPHEN M. BENHAM
Secretary of the Funds

Plainsboro, New Jersey
Dated: March 22, 2002

COMBINED PROXY STATEMENT

MUNIYIELD FLORIDA INSURED FUND
MUNIYIELD PENNSYLVANIA INSURED FUND
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

2002 ANNUAL MEETING OF STOCKHOLDERS

April 25, 2002

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors or Trustees of the above-listed funds (each, a “Fund” and, collectively, the “Funds”), to be voted at the 2002 Annual Meeting of Stockholders of each Fund (the “Meeting”), to be held at the offices of Fund Asset Management L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, April 25, 2002 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is March 26, 2002.

Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation throughout the proxy statement, shares of common stock or common shares of beneficial interest of a Fund are referred to as “Shares,” the outstanding Shares together with the outstanding auction market preferred stock or auction market preferred shares (“AMPS”) of a Fund are referred to collectively as the “Capital Stock,” holders of Shares or AMPS are referred to as “Stockholders,” the Board of Directors or Trustees of each of the Funds is referred to as the “Board,” the directors or trustees of each Fund are referred to as “Board members,” the investment adviser of each Fund is referred to as the “Investment Adviser” or “FAM” and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as its ‘‘charter.’’

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, such proxies will be voted for the election of the Board members. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of each Fund has fixed the close of business on February 28, 2002, as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and the number of AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date.

The Board of each Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1.    ELECTION OF BOARD MEMBERS

At the Meetings, the Board members of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. The Board member nominees are M. Colyer Crum, Laurie Simon Hodrick, Terry K. Glenn, J. Thomas Touchton and Fred G. Weiss.

It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

(1)	All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated in Exhibit B as Board members to be elected by holders of AMPS; and

(2)
All proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the three (3) persons designated in Exhibit B as Board members to be elected by holders of Shares and AMPS.

The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board for such Fund may recommend.

Committee Report.    The Board of each Fund has a standing Audit and Nominating Committee (the ‘‘Committee’’), which consists of Board members who are not ‘‘interested persons’’ of the Fund within the meaning of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’) and who are ‘‘independent’’ as defined in the New York Stock Exchange listing standards. Currently, Messrs. Crum, Touchton and Weiss and Ms. Hodrick are members of the Committee. The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) review on a periodic basis a formal written statement from the independent auditors with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditors independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls.

Each Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000. Each Fund revised and reapproved the Charter on May 8, 2001. A copy of the revised Audit Committee Charter is attached to this Proxy Statement as Exhibit D. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte & Touche LLP (‘‘D&T’’), independent auditors for MuniYield Florida Insured Fund, MuniYield Pennsylvania Insured Fund and MuniYield New Jersey Insured Fund, Inc. and Ernst & Young LLP (“E&Y”), independent auditors for MuniYield Michigan Insured Fund, Inc. and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with D&T and E&Y. The Committee has considered whether the provision of non-audit services by the Funds’ independent auditors is compatible with maintaining the independence of those auditors.

At its meeting held on December 17, 2001, the Committee reviewed and discussed the audit of each Fund’s financial statements with Fund management and D&T and E&Y, as applicable. No material concerns arose during the course of the audit and the preparation of the audited financial statements mailed to

Stockholders and included in each Fund’s Annual Report. Based on these reviews and discussions, the Committee recommended to the Board that each Fund’s audited financial statements be included in that Fund’s Annual Report to Stockholders.

In addition to the above, the Committee also reviews and nominates candidates to serve as non-interested Board members. The Committee generally will not consider nominees recommended by stockholders of a Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

Committee and Board Meetings.    During each Fund’s last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, the total number of meetings of the Committee held during the period for which he or she served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934.    Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s Investment Adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that (i) J. Thomas Touchton inadvertently made a late Form 4 filing reporting his Statement of Changes in Beneficial Ownership for MuniYield Florida Insured Fund, and (ii) Michael G. Clark inadvertently made a late Form 4 filing reporting his Statement of Changes in Beneficial Ownership for each of the Funds.

Interested Persons.    Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. Mr Glenn is the President of each Fund.

Compensation of Board Members.    FAM, the investment adviser of each Fund, pays all compensation to all officers of the Fund and all Board members of the Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its affiliates. Each Fund pays each Board member not affiliated with FAM (each, a “non-affiliated Board member”) an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Committee, which consists of all the non-affiliated Board members, an annual fee plus a fee for each meeting attended, together with such non-affiliated Board member’s out-of-pocket expenses relating to attendance at such meetings. The Chairman of each Fund’s Committee receives an additional fee. Information with respect to fees and expenses paid to the non-affiliated Board members for each Fund’s most recently completed fiscal year is set forth in Exhibit B.

Officers of the Funds.    Information regarding the officers of each Fund is set forth in Exhibit C. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership.    Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Board member nominee: (i) the number of Shares and AMPS, if applicable, of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of securities owned in all registered funds overseen by each Board member nominee in the Merrill Lynch family of funds. As of the Record Date, no non-affiliated Board Member nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Board members and officers of each Fund as a group owned an aggregate of less than 1% of the Capital Stock of each Fund outstanding at such date. At such date, Mr. Glenn, President and a Board member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to each Fund of approximately $3,500 plus out-of-pocket expenses which are estimated to be $500 per fund.

Broker Non-Votes and Abstentions

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Board member nominees.

With respect to Item 1. “Election of Board Members,” holders of AMPS, voting separately as a class, are entitled to elect two Board members and holders of Capital Stock, voting together as a single class, are entitled to elect the remaining Board members. Assuming a quorum is present, (A) with respect to Maryland corporations, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Board members will require a plurality of all votes cast by the holders of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class; (B) with respect to Massachusetts business trusts, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the AMPS present at the Meeting in person or by proxy and (ii) election of the remaining Board members will require the affirmative vote of a majority of the shares of Capital Stock present at the Meeting in person or by proxy, voting together as a single class. A “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of votes cast.

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of Stockholders exists. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 in the case of Maryland corporations; however, abstentions and broker non-votes will have the same effect as a vote against Item 1 in the case of Massachusetts business trusts.

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the Shares and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recent fiscal year for professional services rendered for: (i) the audit of the Funds’ annual financial statements included in the Funds’ report to stockholders; (ii) all other related services provided to the Fund; and (iii) all other non-audit services provided to the Fund, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund. For the most recent fiscal year, the independent auditors did not render any professional services for financial information systems design and implementation services to the Funds, FAM, and entities controlling, controlled by or under common control with FAM that provide services to the Funds. The Committee of each Fund has determined that the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors.

Fund	Independent Auditors	Audit Fees Charged to the Funds	Other Audit Related Fees Charged to the Funds	Other Fees	Fiscal Year End
MuniYield Florida Insured Fund	D&T	$23,900	$25,600	$5,441,400	October 31, 2001
MuniYield Pennsylvania Insured Fund	D&T	$27,700	$25,600	$5,441,400	October 31, 2001
MuniYield New Jersey Insured Fund, Inc.	D&T	$23,900	$25,600	$5,441,400	October 31, 2001
MuniYield Michigan Insured Fund, Inc.	E&Y	$36,330	$—	$23,520	October 31, 2001

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any Stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Stephen M. Benham, or to 1-800-637-3863.

Stockholder Proposals

If a Stockholder of a Fund intends to present a proposal at the 2003 Annual Meeting of Stockholders of a Fund, which is anticipated to be held in April 2003, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 22, 2002. The persons named as proxies in the proxy materials for the 2003 Annual Meeting of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by February 10, 2003. Written proposals and notices should be sent to the Secretary of the Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08543).

By	Order of the Board of Directors/Trustees

STEPHEN M. BENHAM
Secretary of the Funds

Dated: March 22, 2002

EXHIBIT A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Defined Term Used in Exhibits A, B and C	Fiscal Year End	State of Organization	Meeting Time
MuniYield Florida Insured Fund	MY FL	10/31	MA	9:00 a.m.
MuniYield Pennsylvania Insured Fund	MY PA	10/31	MA	9:20 a.m.
MuniYield New Jersey Insured Fund, Inc.	MY NJ	10/31	MD	9:40 a.m.
MuniYield Michigan Insured Fund, Inc.	MY MI	10/31	MD	10:00 a.m.

	Shares of Capital Stock Outstanding as of the Record Date
Fund	Shares	AMPS
MY FL	8,440,456	2,400
MY PA	11,444,706	3,520
MY NJ	8,683,789	2,240
MY MI	18,155,932	5,600

A-1

EXHIBIT B

INFORMATION PERTAINING TO BOARD MEMBERS

Biographical Information

Certain biographical and other information relating to the Board member nominee who is an “interested person,” as defined in the Investment Company Act, of each Fund, is set forth below:

Name, Address and Age of Board Member Nominee	Position(s) Held with each Fund(2)	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Terry K. Glenn (61)*(1) P.O. Box 9011 Princeton, New Jersey 08543-9011	Director/Trustee and President
Chairman (Americas Region) since 2001, and Executive Vice President since 1983 of FAM and Merrill Lynch Investment Manager, L.P. (“MLIM”) (the terms FAM and MLIM, as used herein, include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.
			127 registered investment companies consisting of 184 portfolios	None

*
Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and Princeton Administrators, L.P.

(1)	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.
(2)	For information as to the length of time served on each Board, see table following this chart. For information as to the length of time served as an officer of each Fund, See Exhibit C.

Certain biographical and other information relating to the non-interested Board members of the Fund is set forth below:

Name, Address and Age	Position(s) Held with the Fund*	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
M. COLYER CRUM (69) 104 Westcliff Road Weston, MA 02493-1410	Director/Trustee	James R. Williston Professor of Investment Management Emeritus, Harvard Business School since 1996; James R. Williston Professor of Investment Management, Harvard Business School from 1971 to 1996.	26 registered investment companies consisting of 51 portfolios	Cambridge Bancorp

LAURIE SIMON HODRICK (39) 809 Uris Hall 3022 Broadway New York, NY 10027	Director/Trustee
Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School of Management, Northwestern University from 1992 to 1996.
			26 registered investment companies consisting of 51 portfolios	None

J. THOMAS TOUCHTON (63) One Tampa City Center Suite 3405 201 North Franklin Street Tampa, FL 33062	Director/Trustee	Managing Partner of the Witt-Touchton Company and its predecessor, The Witt Co. (a private investment partnership), since 1972; Trustee Emeritus of Washington and Lee University	26 registered investment companies consisting of 51 portfolios	TECO Energy, Inc.

FRED G. WEISS (60) 16450 Maddalena Place Delray Beach, FL 33446	Director/Trustee
Managing Director of FGW Associates since 1997; Vice President, Planning Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of BTG International PLC (a global technology commercialization company) since 2001; Director of the Michael J. Fox Foundation for Parkinson’s Research
			26 registered investment companies consisting of 51 portfolios	Watson Pharmaceutical Inc.

*
Each Director/Trustee serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

Set forth in the table below, with respect to the applicable Funds, are the names of the Board members to be elected by holders of AMPS, voting separately as a class, and the names of the Board members to be elected by holders of Shares and AMPS, voting together as a single class.

Fund	Board Member to be Elected by Holders of AMPS		Board Member to be Elected by Holders of Shares and AMPS
MY FL	M. Colyer Crum	Laurie S. Hodrick	Terry K. Glenn	J. Thomas Touchton Fred G. Weiss

MY PA	M. Colyer Crum	Laurie S. Hodrick	Terry K. Glenn	J. Thomas Touchton Fred G. Weiss

MY NJ	M. Colyer Crum	Laurie S. Hodrick	Terry K. Glenn	J. Thomas Touchton Fred G. Weiss

MY MI	M. Colyer Crum	Laurie S. Hodrick	Terry K. Glenn	J. Thomas Touchton Fred G. Weiss

Ownership of Shares and AMPS

Information relating to the share ownership by the Board members as of the February 28, 2002 is set forth in the chart below:

Nominee	Fund	No. of Shares		No. of AMPS
M. Colyer Crum	None	None		None
Terry K. Glenn	MY PA	86,407		None
Laurie S. Hodrick	None	None		None
J. Thomas Touchton	MY FL	40,000	*	None
Fred G. Weiss	None	None		None

Aggregate Dollar Range of Equity Securities in each Fund
	Crum	Glenn*	Hodrick	Touchton	Weiss
MY FL	None	None	None	over $100,000	None
MY PA	None	over $100,000	None	None	None
MY NJ	None	None	None	None	None
MY MI	None	None	None	None	None
Aggregate Dollar Range of Securities in All Registered Funds Overseen or to be Overseen by Nominee in Merrill Lynch Family of Funds	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

	Year in Which Each Nominee Became a Member of the Board
	Crum	Hodrick	Glenn	Touchton	Weiss
MY FL	1992	1999	1999	1992	1998
MY PA	1992	1999	1999	1992	1998
MY NJ	1992	1999	1999	1992	1998
MY MI	1992	1999	1999	1992	1998

*	Mr. Touchton’s shares are held in the name of the Witt-Touchton Company, an investment partnership, of which Mr. Touchton is Managing Partner.
** Mr.	Glenn is an “interested person” of each Fund, as defined in Section 2(a)(19) of the Investment Company Act.

Board and Committee Meetings

Set forth in the table below is information regarding Board and Committee meetings held, current annual and per Meeting fees paid to each non-affiliated Board member and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund’s most recently completed fiscal year.

	Board			Audit Committee
Fund	# Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	# Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
MY FL	10	2,500	250	3	500	250	$30,053
MY PA	11	2,500	250	3	500	250	$30,182
MY NJ	10	2,500	250	3	500	250	$32,251
MY MI	11	2,500	250	3	500	250	$30,182

*	Includes meetings held via teleconferencing equipment.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

Compensation of Board Members

Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.

	Compensation From Fund ($)†
Fund	Crum††	Hodrick	Touchton	Weiss
MY FL	$5,500	$5,000	$5,000	$5,000
MY PA	$5,500	$5,000	$5,000	$5,000
MY NJ	$5,500	$5,000	$5,000	$5,000
MY MI	$5,500	$5,000	$5,000	$5,000

† No	pension or retirement benefits are accrued as part of Fund expenses.
†† The	Chairman of the Audit Committee receives an additional fee of $500 per year.

Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“FAM/MLIM Advised Funds”), to the non-affiliated Board members for the year ended December 31, 2001.

Name of Board Member	Aggregate Compensation From Fund and Other FAM/MLAM Advised Funds Paid to Board Members ($)(1)
M. Colyer Crum	$215,500
Laurie Simon Hodrick	$195,000
J. Thomas Touchton	$195,000
Fred G. Weiss	$195,000

EXHIBIT C

INFORMATION PERTAINING TO OFFICERS

Certain biographical and other information relating to the officers of the Fund is set forth below,

Name, Address and Age	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
TERRY K. GLENN* (61) P.O. Box 9011 Princeton, New Jersey 08543-9011	President/ Trustee MY FL MY PA MY NJ MY MI	President/Trustee since 1999 1999 1999 1999
Chairman (Americas Region) of the Manager since 2000; Executive Vice President of the Manager and FAM (which terms as used herein include their corporate predecessors) since 1983; President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.
				127 registered investment companies consisting of 184 portfolios	None

DONALD C. BURKE (41)	Vice President/ Treasurer MY FL MY PA MY NJ MY MI	Vice President/ Treasurer since 1992/1999 1992/1999 1992/1999 1992/1999
First Vice President of the Manager and FAM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Manager and FAM from 1990 to 1997; Director of Taxation of the Manager since 1990.
				128 registered investment companies consisting of 185 portfolios	None

KENNETH A. JACOB (51)	Senior Vice President MY FL MY PA MY NJ MY MI	Senior Vice President since 2002 2002 2002 2002	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	38 registered investment companies consisting of 61 portfolios	None

JOHN M. LOFFREDO (38)	Senior Vice President MY FA MY PA MY NJ MY MI	Senior Vice President since 2002 2002 2002 2002	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	38 registered investment companies consisting of 61 portfolios	None

WILLIAM R. BOCK (65)	Vice President MY PA	Vice President since 1997	Vice President of MLIM since 1989 and a Portfolio Manager of MLIM since 1995.	6 registered investment companies consisting of 6 portfolios	None

THEODORE R. JAECKEL, JR. (42)	Vice President MY NJ	Vice President since 1997	Director (Tax-Exempt Fund Management) of MLIM since 1997 and Vice President thereof from 1991-1997.	9 registered investment companies consisting of 9 portfolios	None

C-1

Name, Address and Age	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships

FRED K. STUEBE (51)	Vice President MY MI	Vice President since 1995	Vice President of MLIM since 1989 and a Portfolio Manager of MLIM since 1995.	6 registered investment companies consisting of 6 portfolios	None

ROBERT SNEEDEN (47)	Vice President MY FL	Vice President since 2002	Vice President of MLIM since 1998 and Assistant Vice President thereof from 1994 to 1998; Portfolio Manager with MLIM since 1994	6 registered investment companies consisted of 6 portfolios	None

STEPHEN M. BENHAM (42)	Secretary MY FL MY PA MY NJ MY MI	Secretary since 2002 2002 2002 2002	Vice President of MLIM since 2000. Associate with Kirkpatrick & Lockhart LLP from 1997 to 2000.	14 registered investment companies consisting of 54 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey, 08543-9011.
**	Elected by and serves at the pleasure of the Board of the Fund(s) for which he or she serves as an officer.

C-2

EXHIBIT D

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES
FOR EXCHANGE LISTED FUNDS

Although each investment company audit committee also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto, has adopted the following audit committee charter:

I.    Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

(b) each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;

(c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

II.    Purposes of the Audit Committee

The purposes of the Audit Committee are to assist the Board of Directors/Trustees:

(a) in its oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of the Fund’s service providers;

(b) in its oversight of the Fund’s financial statements and the independent audit thereof; and

(c) in acting as a liaison between the Fund’s independent accountants and the Board of Directors/Trustees.

The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.

III.    Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a) to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

(b)  to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(c)  to receive specific representations from the independent accountants with respect to their independence and to consider whether the provision of any disclosed non-audit services by the independent accountants is compatible with maintaining the independence of those accountants;

(d)  to review the fees charged by independent accountants for audit and other services;

(e)  to review with the independent accountants arrangements for annual audits and special audits and the scope thereof;

(f)  to discuss with the independent accountants those matters required by SAS No. 61 and SAS No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(g)  to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(h)  to report to the Board of Directors/Trustees regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;

(i)  to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees;

(j)  to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;

(k)  to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;

(l)  to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

(m)  to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

The independent accountants for the Fund are ultimately accountable to the Board of Directors/Trustees and the Audit Committee. The Board of Directors/Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV.    Meetings

The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.    Outside Resources and Assistance from Fund Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Dated May 23, 2000
Revised May 8, 2001

APPENDIX A

MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.

MUNIYIELD FLORIDA INSURED FUND

MUNIYIELD MICHIGAN INSURED FUND, INC.

MUNIYIELD NEW JERSEY INSURED FUND, INC.

MUNIYIELD PENNSYLVANIA INSURED FUND

THE S&P 500 PROTECTED EQUITY FUND, INC.

COMMON SHARES

MUNIYIELD FLORIDA INSURED FUND
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Insured Fund, (the "Fund") held of record by the undersigned on February 28, 2002 at the annual meeting of shareholders of the Fund to be held on April 25, 2002 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [x] in blue or black ink.

1. ELECTION OF TRUSTEES

FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked to the	to vote for all nominees
contrary below) [ ]	listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

TERRY K. GLENN, J. THOMAS TOUCHTON AND FRED G. WEISS

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ____________________________, 2002

X________________________________
          Signature

X________________________________
          Signature, if held jointly

SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED SHARES

MUNIYIELD FLORIDA INSURED FUND
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Insured Fund (the "Fund") held of record by the undersigned on February 28, 2002 at the annual meeting of shareholders of the Fund to be held on April 25, 2002 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.

1. ELECTION OF TRUSTEES

FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked to the	to vote for all nominees
contrary below) [ ]	listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK, J. THOMAS TOUCHTON AND FRED G. WEISS

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________, 2002

X________________________________
          Signature

X________________________________
          Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON SHARES

MUNIYIELD PENNSYLVANIA INSURED FUND
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Pennsylvania Insured Fund (the "Fund") held of record by the undersigned on February 28, 2002 at the annual meeting of shareholders of the Fund to be held on April 25, 2002 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

PLEASE MARK BOXES [-] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF TRUSTEES

FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked to the	to vote for all nominees
contrary below) [ ]	listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) TERRY K. GLENN, J. THOMAS TOUCHTON AND FRED G. WEISS

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

DATED:____________________, 2002

X_______________________________
          SIGNATURE

X_______________________________
          SIGNATURE, IF HELD JOINTLY

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED SHARES

MUNIYIELD PENNSYLVANIA INSURED FUND
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Pennsylvania Insured Fund (the "Fund") held of record by the undersigned on February 28, 2002 at the annual meeting of shareholders of the Fund to be held on April 25, 2002 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.

1. ELECTION OF TRUSTEES

FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked to the	to vote for all nominees
contrary below) [ ]	listed below [ ]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK, J. THOMAS TOUCHTON AND FRED G. WEISS

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________, 2002

X________________________________
          Signature

X________________________________
          Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNIYIELD NEW JERSEY INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield New Jersey Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 28, 2002 at the annual meeting of stockholders of the Fund to be held on April 25, 2002 or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

      By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked to the	to vote for all nominees
contrary below) [ ]	listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) TERRY K. GLENN, J. THOMAS TOUCHTON AND FRED G. WEISS

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon.When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________, 2002

X________________________________
          Signature

X________________________________
          Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD NEW JERSEY INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New Jersey Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 28, 2002 at the annual meeting of stockholders of the Fund to be held on April 25, 2002 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

PLEASE MARK BOXES [-] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS

FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked to the	to vote for all nominees
contrary below) [ ]	listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK, J. THOMAS TOUCHTON AND FRED G. WEISS

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.WHEN STOCK IS HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

DATED:_______________________, 2002

X________________________________
          SIGNATURE

X________________________________
          SIGNATURE, IF HELD JOINTLY

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNIYIELD MICHIGAN INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 28, 2002 at the annual meeting of shareholders of the Fund to be held on April 25, 2002 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

PLEASE MARK BOXES [-] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS

FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked to the	to vote for all nominees
contrary below) [ ]	listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) TERRY K. GLENN, J. THOMAS TOUCHTON AND FRED G. WEISS

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon.When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________,2002

X________________________________
          Signature

X________________________________
          Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD MICHIGAN INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 28, 2002 at the annual meeting of stockholders of the Fund to be held on April 25, 2002 or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

      By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked to the	to vote for all nominees
contrary below) [ ]	listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK, J. THOMAS TOUCHTON AND FRED G. WEISS

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________, 2002

X________________________________
          Signature

X________________________________
          Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.